Exhibit 99.2

Ethereum Treasury Opportunity Discussion Materials NYSE American: BMNR June 2025 All Investors should review and consider the risk factors, as outlined in the Securities Purchase Agreement and Instruction Packet before investing DRAFT FOR DISCUSSION PURPOSES

Conﬁdentiality This presentation and the information contained herein are conﬁdential and have been prepared solely for informational purposes. By attending or receiving this presentation, you agree that you will not distribute, disclose, or use the information contained herein for any purpose other than evaluating the business of the Company. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents to any other person, is prohibited without the prior written consent of the Company. Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward - looking statements, including, but not limited to, statements regarding the Company’s future ﬁnancial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will” “would,” “could,” “should” and similar expressions are intended to identify forward - looking statements. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management’s beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward - looking statements. The Company undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. Third - Party Information Certain information contained in this presentation has been obtained from published and non - published sources prepared by third parties, which in certain cases have not been independently veriﬁed. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information. Trademarks and Copyrights All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company ETH Node Corp., Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, veriﬁed or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of ﬁnal transaction executed documents should not be relied on and participation in the transaction disclaims previous communications. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 2 BITMINE IMMERSION TECHNOLOGIES Disclaimers

Important Disclaimers and Cautionary Information Nothing in this document should be read as a solicitation for investment or a business transaction. This document is for information and or for exploratory purposes only. No warranty is made as to the accuracy or mutability of any information shared. This document contains information provided in good faith, with no warranty of accuracy or timeliness. This document will not be updated to reﬂect updated information and we are under no obligation to do so. This document contains forward - looking statements. These statements refer to many things, including and not limited to, the participation of certain individuals, the future value of any digital asset and or another cryptocurrency, the amount of the private placement, the ability to secure capital to execute the transaction, the managing of a sophisticated cryptocurrency treasury strategy, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward looking statements. There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, and vendors of the listed Company, and other risks. Historical facts are presented without intent to persuade. Actual results may vary greatly from any assumptions or models built in reliance on this document. Results may vary due to market conditions, unforeseen circumstances, competition, a reduction in the demand for such a private placement, an unforeseen change in how regulators in the USA categorize ETH. The transaction contemplated herein is subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape deﬁning the particular digital asset, the value of ETH, the ongoing security of the ethereum ecosystem, technical and custodial risks, our ability to execute on any of the contemplated subject to SEC compliance and Nasdaq related rules, and other risks of loss. Statements, including the viability and future business opportunity of the industries discussed, the viability and value of cryptocurrency, the data associated with comparable transactions, are forward looking statements, or contain forward looking information and or a ﬁnancial outlook. Forward looking statements include, but are not limited to, any (i) projected ﬁnancial result or performance; (ii) completion of, and the use of proceeds; (iii) comparables or analogies with other events in the market; (iv) potential execution of the contemplated transaction and strategy, and the potential value such strategy will bring to company and shareholders; (v) sources and availability of third - party ﬁnancing; (vi) renewal of the listed company’s customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward - looking statements are provided to allow others the opportunity to understand the contemplated transaction. Risks to contemplate include but are not limited to, our ability to execute the transaction, custodial and other risks associated with digital assets, counterparty risk, regulatory risks, risks associated with security of treasury assets, and other risk factors. It is the intention of this document to meet the safe harbor provisions outlined in the Securities Act of 1933 and the Securities Exchange Act of 1934. Risks should be individually evaluated with the guidance of investment, tax, and legal professionals. The contemplated transaction is highly speculative and is relatively high risk. This document is intended to be shared only with those who are Accredited or Qualiﬁed Purchasers, as deﬁned by US statute, and those who legally have the right to participate in such a contemplated transaction. Risks include loss of all or a substantial portion of investment. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 3 BITMINE IMMERSION TECHNOLOGIES Safe Harbor Statement

Important Disclaimers and Cautionary Information This presentation contains information provided in good faith, with no warranty of accuracy or timeliness. This presentation will not be updated to reﬂect updated information and we are under no obligation to do so. Risks to contemplate include but are not limited to, our ability to execute the transaction, custodial and other risks associated with digital assets, counterparty risk, regulatory risks, risks associated with security of treasury assets, and other risk factors. It is the intention of this presentation to meet the safe harbor provisions outlined in the Securities Act of 1933 and the Securities Exchange Act of 1934. Risks should be individually evaluated with the guidance of investment, tax, and legal professionals. The contemplated transaction is highly speculative and is relatively high risk. This presentation is intended to be shared only with those who are Accredited or Qualiﬁed Purchasers, as deﬁned by US statute, and those who legally have the right to participate in such a contemplated transaction. Risks include loss of all or a substantial portion of investment. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 4 BITMINE IMMERSION TECHNOLOGIES Risk Factors

The following discussion is a summary of the material U.S. federal income tax consequences to U.S. persons that intend to transfer ETH or cash to the issuer in exchange for common stock of the issuer (the “PIPE Transaction”). This discussion is not a complete analysis of all potential U.S. federal income tax consequences relating thereto. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all as in effect as of the date hereof. These authorities are subject to differing interpretations and may change, possibly retroactively, resulting in U.S. federal income tax consequences different from those discussed herein. We have not requested a ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a particular investor in light of such investor’s particular circumstances. THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT ADVICE . PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR U . S . FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE PIPE TRANSACTION, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER ANY STATE, LOCAL, OR NON - US TAX LAWS AND ANY OTHER U . S . FEDERAL TAX LAWS . Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 5 BITMINE IMMERSION TECHNOLOGIES Material US Tax Considerations

Section 351 of the Code provides that no gain or loss will be recognized if property is transferred to a corporation by one or more persons solely in exchange for stock in such corporation and immediately after the exchange such person or persons are in control (as deﬁned in Section 368(c) of the Code) of the corporation. “Control” for purposes of Section 368(c) requires the transferors to own immediately after the exchange stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of stock of the corporation. An exchange otherwise qualifying as a tax - deferred transaction pursuant to Section 351 of the Code will nevertheless generally be taxable if the 80% or more of the value of the assets of the transferee corporation are held for investment and are comprised of certain types of assets, including stocks and securities, stock rights, certain derivative contracts, money, foreign currency, indebtedness, and equity interests in entities in which substantially all of such entities’ assets are comprised of the assets listed above. While Congress gave Treasury the authority to enact regulations adding to this list of assets, no such regulations have been issued to date. It is intended that the PIPE Transaction qualify as a tax - deferred exchange pursuant to Section 351 of the Code provided that the offering results in investors owning common stock of the issuer meeting the 80% control test described herein (the “Intended Tax Treatment”) and the PIPE Transaction is expected to be structured in a manner to comply with the Intended Tax Treatment. The issuer and each investor that participates in the PIPE Transaction are expected to make certain factual representations regarding the Intended Tax Treatment, including, in the case of the issuer, that immediately after the exchange, at least 20% of the property contributed pursuant to the PIPE Transaction will be held for (or used to acquire assets held for) use in a trade or business of the issuer (and not solely for investment). While we expect the PIPE Transaction to more likely than not qualify for the Intended Tax Treatment, the lack of authority from the IRS related to the treatment of BTC, ETH and other cryptocurrencies under the US tax law and to the intended business activities of the issuer means that no assurances can be provided and each investor should consult with such investor’s own tax advisor regarding the tax consequences of the PIPE Transaction before participating in the transaction . If the PIPE Transaction qualiﬁes for the Intended Tax Treatment, a U.S. person that exchanges ETH for common stock of the issuer is not expected not recognize any gain or loss with respect to such exchange. Such investor is expected to have an aggregate adjusted tax basis in the shares of common stock received pursuant to the PIPE Transaction equal to the aggregate adjusted tax basis of the ETH or other property surrendered in exchange therefor. The holding period for shares of common stock received pursuant to the PIPE Transaction are expected to include the investor’s holding period for the property surrendered in exchange therefor. If the PIPE Transaction does not qualify for the Intended Tax Treatment, investors generally would recognize gain or loss in an amount equal to the excess of (i) the fair market value of the common stock of the issuer received in the exchange over (ii) the investor’s adjusted tax basis in the property exchanged therefor. Any such gain is expected to be capital gain, and generally would be long - term capital gain if the investor’s holding period in the property exceeded one year at the time of the PIPE Transaction. An investor’s holding period for the common stock of the issuer would begin on the day after the PIPE Transaction and the investor’s tax basis in the common stock of the issuer received in the exchange would equal the fair market value of such common shares. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 6 BITMINE IMMERSION TECHNOLOGIES Section 351 Exchange

7 01 Introduction 02 Opportunity Overview 03 Ethereum Thesis Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only Table of Contents

8 01 Introduction

9 BITMINE IMMERSION TECHNOLOGIES Executive Summary PIPE Transaction accelerates Company’s transition to Ethereum acquisition and management The Company currently holds $16MM of BTC 1 and post - PIPE it is expected the Company will hold approximately $[200]MM of ETH net of fees, expenses and corporate costs Company expects to continue to pursue intelligent capital market transactions to increase crypto holdings No tax opinion has been obtained or is being obtained and investors must consult their own tax advisors. 1. Company holds approximately 154 Bitcoin at $106k in treasury pro forma for June 2025 capital raise. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only Company expects to appoint Thomas (Tom) Lee as Chairman Target to remain cash ﬂow breakeven with management incentives in place Investors may be eligible for a 351 crypto - in - kind exchange

BITMINE IMMERSION TECHNOLOGIES 10

Key Considerations

Currently NYSE American Listed...
Post-PIPE Transaction, Company expects to pursue NYSE uplisting

1.1x mNAV	0.5 Billion	ETH Treasury
Investor Entry Price[1]	Shares Authorized[2]	Investors Contribute → Crypto in-kind → Fiat → Stablecoins

1. Based on a $[200]MM offering at $4.50 per share. Assumes $[8.8]MM in transaction fees, ~$[16]MM of NAV on balance sheet prior to transaction, 6.2MM existing shares and [40]MM new PIPE shares. Excludes anti-dilutive shares issued in connection with the PIPE transaction represented by 5% warrant coverage 20% out of the money and 2.5% warrant coverage 20% out of the money. Excludes management cash or share-based incentive of $2.5MM
2. Based on Balance sheet from 10-Q on February 28, 2025. Common stock, $0.0001 par value, 500,000,000 shares authorized

Strictly Confidential | Not for Distribution | For Discussion Purposes Only

BitMine Immersion Technologies, Inc. (NYSE American:BMNR) Issuer Private Placement of Common Shares (PIPE) Offering Type $[200,000,000] Offering Amount ThinkEquity Placement Agent Cantor Fitzgerald Financial Advisor to Lead MOZAYYX Management Lead Investor Thomas (Tom) Lee of Fundstrat expected to be appointed as Chairman Board of Directors Crypto treasury strategy net of transaction expenses and general corporate purposes Use of Proceeds Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 11 BITMINE IMMERSION TECHNOLOGIES Offering Overview - PIPE Transaction

Our Mission 12 BITMINE IMMERSION TECHNOLOGIES 1 Pursue the intelligent acquisition of Ethereum and hold it safely and securely 2 Increase per share holdings over time through accretive capital markets transactions and proof - of - stake rewards 3 Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only Generate long - term shareholder value by consistently delivering on our mission We aim to create the premier destination for ETH and Ethereum - backed crypto investors in the public markets

Strategy Laser - focused KPI: long - term shareholder value through stock price appreciation and crypto - per - share Structure Simpliﬁed company structure, pursuing potential Section 351 Tax efficient exchange, optimized to pursue reward - based staking Partners Best - in - Class, institutional grade partners across traditional capital markets and crypto People Seasoned management team with deep expertise in TradFi and DeFi/ Blockchain Incoming Chairman with capital markets experience and a global reach Formation of strategic advisory committee and office of the treasury CSO to come… Our Differentiation 13 BITMINE IMMERSION TECHNOLOGIES No tax opinion has been obtained or is being obtained and investors must consult their own tax advisors Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only

14 Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only BITMINE IMMERSION TECHNOLOGIES Management and Board of Directors Jonathan Bates CEO & Current Chairman Raymond Mow CFO Michael Maloney Director Lori Love Director Jonathan, a former Managing Director at J.P. Morgan Securities , has over 30 years of ﬁnancial industry experience. His expertise lies in analyzing market interrelations, institutional trading, and multi - asset portfolios, which are vital to the organization's operations. He graduated with a degree in Business Finance from the University of Texas at Austin. Michael is the former CFO of Coinmint and an Adjunct Professor at Fordham Law School, where he teaches Bitcoin and Digital Asset Regulation. He played a pivotal role in co - founding Galaxy Digital , the ﬁrst merchant bank serving the blockchain space, and was a founding member of Ernst & Young’s Distributed Ledger Technology group Raymond has over 28 years of ﬁnancial industry experience, most recently as Managing Director of Fixed Income at First Foundation Advisors, managing $2.3 billion . He was also a Senior Portfolio Manager at Highmark Capital Management, overseeing $2 billion Lori Love is a CPA with over 20 years in accounting and ﬁnance. She has held "C" level roles in various sectors, including cryptocurrency and healthcare. As CFO of CleanSpark, Inc . from October 2019 to December 2021, she managed ﬁnancial strategy and SEC reporting. She holds a BBA in Accounting from the University of Nevada, Las Vegas

NEW APPOINTMENT Thomas J. Lee, CFA Chairman of the Board Thomas Lee is a Managing Partner and the Head of Research at Fundstrat Global Advisors. He is an accomplished Wall Street strategist with over 25 years of experience in equity research, and has been top ranked by Institutional Investor every year since 1998. Prior to founding Fundstrat, Mr. Lee was at J.P. Morgan from 1999 to 2014 and served as Chief Equity Strategist from 2007 to 2014. He was top - ranked by Institutional Investor every year since 1998. Previously served as Managing Director at Salomon Smith Barney. Mr. Lee graduated from the undergraduate program at the Wharton School, University of Pennsylvania. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 15 BITMINE IMMERSION TECHNOLOGIES

16 BITMINE IMMERSION TECHNOLOGIES FalconX is a pioneering team of operators, investors, and builders committed to revolutionizing institutional access to the crypto markets. Operating at the intersection of traditional ﬁnance and cutting - edge technology, FalconX addresses the industry's foremost challenges: Navigating the digital asset market can be complex and fragmented, with limited products and services that support trading strategies, structures, and liquidity found in conventional ﬁnancial markets. As a comprehensive solution for all digital asset strategies from start to scale, FalconX operates as the connective tissue empowering clients with seamless navigation through the ever - evolving cryptocurrency landscape. Top Tier Custody, Staking and Rails Partners We’re partnering with best - in - class digital asset platforms to ensure the safe and efficient accumulation, custody, and staking of Ethereum Kraken is one of the world’s largest digital asset exchanges and the leader in euro volume and liquidity. Globally, Kraken’s client base trades more than 200 digital assets and 8 different ﬁat currencies, including GBP, EUR, USD, CAD, JPY, CHF AED and AUD. Kraken was founded in 2011 and was one of the ﬁrst exchanges to offer spot trading with margin, regulated derivatives and index services. Kraken is trusted by well over 9 million traders and institutions around the world and offers professional, round the clock online support. Galaxy is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in ﬁnance and artiﬁcial intelligence. Since 2018, Galaxy has been building a holistic ﬁnancial platform spanning two operating businesses: Digital Assets and Data Centers. The Galaxy Digital Assets platform bridges traditional ﬁnance and the emerging digital economy through a comprehensive suite of products and services. Galaxy’s Data Center business develops, and will in the future operate, cutting - edge AI and high - performance computing (HPC) infrastructure. Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only

PIPE investors contribute ETH, USD, and potentially BTC TREASURY 17 BITMINE IMMERSION TECHNOLOGIES Potential Tax - deferred transaction 1 Section 351 of the U.S. Internal Revenue Code allows for a taxpayer to defer capital gains taxes when they transfer property (such as Bitcoin or Ethereum) to a corporation in exchange for stock, provided the transfer meets the requirements. • Taxpayer must transfer property - which includes Bitcoin and Ethereum - to a corporation • The transfer must only be in exchange for stock in the corporation (no cash or other assets) • The transferrors must own at least 80% of the corporation’s voting stock and total stock immediately after the exchange • The corporation inherits the original cost basis of the asset (BTC or ETH) Section 351 Exchange Overview PIPE Investors ETH USD BitMine Immersion Technologies PIPE investors receive company shares Stock Stock Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only No tax opinion has been obtained or is being obtained and investors must consult their own tax advisors. 1. Company must have over 20% of its assets in use in its trade or business to qualify BTC

18 02 Opportunity Overview

BitMine plans to execute on a best - in - class strategy to accumulate, hold, and compound ETH to drive value creation for shareholders Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only 19 BITMINE IMMERSION TECHNOLOGIES Transformative Treasury Strategy • Traditional media • Social media presence • SEO and branding uplift • Sell - side equity coverage Maximize visibility Amp up the company proﬁle to drive investor interest Compounding value Generate additional yield on ETH held in treasury through multiple paths • Native staking • Liquid staking & DeFi • Derivatives strategies Capital markets Strategically raise from capital markets in most shareholder accretive way • ATM offering • Convert / Equity - linked • Debt Strengthen ETH ecosystem As long - term holders and stakers of ETH we help to strengthen and secure the Ethereum blockchain Serve as key network support for stablecoin growth Overview The Ethereum treasury strategy offers signiﬁcant advantages over crypto ETFs and self - custody of crypto • Equity - style access to the #2 digital asset by market cap • Multiple returns drivers to create value for shareholders • Transparent visibility into holdings through real - time dashboards • Secure institutional - grade management of crypto assets

20 BitMine Immersion Technologies currently operates as a Bitcoin mining company, offers mining - as - a - service, and employs a BTC treasury strategy. The company intends to continue these operations while adopting the Ethereum treasury strategy. BITMINE IMMERSION TECHNOLOGIES Core business Capital - efficient Bitcoin mining combined with future growth of Bitcoin ﬁnancial products ● Company owned immersion - cooled data centers ● Active trading of mining hashrate ● Bitcoin mining, hashrate trading ● Mining - as - a - Service Business highlights Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only Multiple revenue streams driven by deep knowledge of blockchain systems and markets ● $1.5M quarterly revenue for the period ended February 28, 2025 ● Company mining portfolio includes > 3k miners in Texas, USA Existing business overview Financial Overview Treasury strategy consulting to leverage expertise across crypto and capital markets ● Company holds 154.167 Bitcoin in treasury at an average price of $106, 033 ● Fidelity Digital Assets and BitGo are custodians ● $1M in debt

21 Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only BITMINE IMMERSION TECHNOLOGIES Investment Highlights Transformation into the leading strategic Ethereum treasury company One - time upfront exchange of ETH or BTC for public shares Can preserve upside while optimizing cost basis 04 Long - Term Value Creation Platform Grow NAV through capital markets, asset appreciation, and yield generation Create bond - link cash ﬂow from treasury assets without having to sell Strategic path to trading at premium to NAV Entry at compelling price to NAV while existing vehicles trade around [1.8]x and above Opportunity to invest prior to future potential passive and institutional ﬂows 03 Potential Tax Advantage Leadership that spans crypto and traditional ﬁnance with strong institutional track record. Experience leveraging capital markets Institutional - grade crypto exposure in tradable form of equity 01 Best Leadership 02 Attractive Entry Point

BITMINE IMMERSION TECHNOLOGIES 22

Go-to-Market with Tom Lee

Wide reach spanning traditional and social media

Tom Lee is a regular guest on CNBC providing commentary that spans across both traditional finance and crypto.

Tom's firm Fundstrat has ~300 hedge fund clients and ~10,000 RIA clients

Fundstrat's recently launched GRNY ETF raised over $1B in the first 6 months making it most successful actively managed US ETF launch in over 20 years

Tom's deep knowledge of both capital markets and crypto make him the ideal person to lead the company's adoption of an Ethereum treasury


ON THE PHONE
TOM LEE
FUNDSTRAT GLOBAL ADVISORS
Co-Founder & Head of Research
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@fundstrat
CIO Fundstrat Capital @FundstratCap $GRNY ETF | Head of Research @fs_insight @CNBC Contributor. FSInsight: fsinsight.com/tlee-services Wikipedia: bit.ly/3JkWhtw
New York, NY fsinsight.com/tlee-services/ Joined July 2014
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Strictly Confidential | Not for Distribution | For Discussion Purposes Only

23 BITMINE IMMERSION TECHNOLOGIES Value Accretion Flywheel 01 Network Drive multi - channel awareness of company and ETH ecosystem to increase premium to NAV 02 Strategic Issuance Ability to issue equity and debt at accretive levels to fund additional accumulation Higher Stock Price Additional purchases of ETH improves ETH/share, stock price, and multiple to NAV 04 03 Yield Generation Compound treasury assets through staking, DeFi, and derivatives to further increase ETH/share Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only

24 BITMINE IMMERSION TECHNOLOGIES Case Study of a Hypothetical Path - Creating a “Tower” of ETH Price per share at 1.5x mNAV ETH NAV per share w/ $200MM raised at 1.5x mNAV Total ETH held in treasury ($MM) Note: Based on a hypothetical series of common equity raises of $200MM per raise. The actual activities of the Company may deviate substantially from the hypothetical path. Hypothetical series of raises begins with $200MM raised at $10 per share resulting in 20MM shares outstanding. No fees or expenses contemplated. ETH Tower Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only

25 BITMINE IMMERSION TECHNOLOGIES BitMine Immersion Capitalization Current Shares Outstanding 1 ~6.2MM Warrants 2 ~0.1MM struck at $10 Bitcoin in Treasury 3 ~$16MM Cash 4 ~$0.8MM Preferred / Converts No equity - linked debt Debt 5 $1MM 500MM Shares Authorized 1. Shares estimated as of June 24, 2025. Excludes underwriter 45 day overallotment of~338k shares at $8.00 from June 2025 offering. 2. Warrants include ~129k 5 year underwriter warrants with a $10 per share strike price and ~1k warrants with a $25 per share strike price that expire in August 2027 3. Bitcoin in treasury assumes 154 BTC at $106k 4. Per management 5. $1M promissory note. 12.5% interest with a December 1, 2026 maturity BMNR’s Cap Structure is optimized to pursue accelerated treasury operations BitMine Pre - Deal Capitalization Table Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only

25

26 03 Ethereum Thesis

BITMINE IMMERSION TECHNOLOGIES 27

Ethereum: A Yield-Bearing, Institutional-Grade Treasury Asset

Overview

Ethereum isn't just a cryptocurrency - it's the "digital settlement layer" of the global economy, with a ~$290B market cap[1], anchoring ~$125B of stablecoins[1], and leading in real-world-asset tokenisation projects and developer activity

Ethereum is where value is issued, settled, and built.

Ethereum is at an inflection point for the next billion users

01 **Institutional Adoption**

One of first crypto assets with spot ETFs and options on those ETFs, backbone for emerging corporate stablecoin ecosystem

02 **Use Cases Accelerating**

The Smart Contract ecosystem, digital smart contracts and blockchain art are placing increased demand on the Ethereum

03 **Ecosystem Network Effects**

Fully decentralized and secure, robust liquidity and capital flows, and a thriving developer ecosystem fueling rapid innovation

1. Source: Artemis

Strictly Confidential | Not for Distribution | For Discussion Purposes Only

Ethereum: Capturing the bulk of value secured on - chain 28 BITMINE IMMERSION TECHNOLOGIES Source: Artemis Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only Ethereum is the leader in: ⇢ DeFi Total Value Locked ⇢ Fees captured ⇢ Stablecoin market cap ⇢ RWAs & tokenized assets ⇢ Developer adoption

Strictly Conﬁdential | Not for Distribution | For Discussion Purposes Only Ethereum: Leader in Securing Real - World Assets On - Chain 29 BITMINE IMMERSION TECHNOLOGIES Source: rwa.xyz Ethereum ZKsync Era Stellar Aptos Solana Other

30 Thank Y ou